KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 169.2%
Equity Investments(1) — 169.2%
United States — 162.6%
Midstream MLP(2) — 118.9%
BP Midstream Partners LP	5,953	$88,464
Buckeye Partners, L.P.(3).	1,170	47,985
Cheniere Energy Partners, L.P.	1,717	75,271
Crestwood Equity Partners LP	1,387	50,713
DCP Midstream, LP	2,577	62,770
Enable Midstream Partners, LP	933	11,756
Energy Transfer LP	25,132	342,040
Enterprise Products Partners L.P.	16,467	469,477
EQM Midstream Partners, LP	695	21,039
EQM Midstream Partners, LP — Convertible Preferred Units(4)(5)(6)	1,025	44,423
Global Partners LP	1,350	25,414
Hess Midstream Partners LP	840	15,946
Magellan Midstream Partners, L.P.	3,402	226,861
MPLX LP	6,923	193,228
MPLX LP — Convertible Preferred Units(4)(5)(7)	2,255	78,442
Phillips 66 Partners LP	1,669	91,753
Plains All American Pipeline, L.P.(8)	8,261	177,026
Plains GP Holdings, L.P. — Plains AAP, L.P.(5)(8)(9)	1,622	35,560
Shell Midstream Partners, L.P.	6,699	128,678
TC PipeLines, LP	796	31,157
Western Midstream Partners, LP	5,916	136,305

		2,354,308

Midstream Company — 42.8%
Antero Midstream Corporation	2,039	14,500
EnLink Midstream, LLC	6,951	55,192
Kinder Morgan, Inc.	2,084	42,239
ONEOK, Inc.	3,744	266,845
Rattler Midstream LP(10)	407	7,458
Tallgrass Energy, LP(11)	2,874	56,278
Targa Resources Corp.	3,844	138,835
The Williams Companies, Inc.	11,315	267,040

		848,387

Shipping MLP — 0.9%
GasLog Partners LP	441	8,357
KNOT Offshore Partners LP	540	10,028

		18,385

Total United States (Cost — $2,782,145)		3,221,080

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Canada — 6.6%
Midstream Companies — 6.6%
Enbridge Inc.	1,362	$45,558
Pembina Pipeline Corporation	826	30,289
TC Energy Corporation	1,057	54,161

Total Canada (Cost — $123,891)		130,008

Total Long-Term Investments (Cost — $2,906,036)		3,351,088

Short-Term Investment — Money Market Fund — 0.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 1.95%(12) (Cost — $3,251)	3,251	3,251

Total Investments — 169.4% (Cost — $2,909,287)		3,354,339

Debt		(766,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(317,000)
Current Income Tax Liability		(3,634)
Deferred Income Tax Liability		(274,899)
Other Liabilities in Excess of Other Assets		(12,776)

Net Assets Applicable to Common Stockholders		$1,980,030

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes affiliates of master limited partnerships.

(3)

On May 10, 2019, Buckeye Partners, L.P. announced it had entered into a definitive agreement to be acquired by IFM Global Infrastructure Fund in an all-cash transaction. The transaction is expected to close in the fourth quarter of 2019.

(4)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(5)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2019, the aggregate value of restricted securities held by the Company was $158,425 (4.7% of total assets), which included $35,560 of Level 2 securities and $122,865 of Level 3 securities. See Note 7 — Restricted Securities.

(6)

On April 10, 2019, the Company purchased, in a private placement, Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) from EQM Midstream Partners, LP (“EQM”). The EQM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $1.04 per unit (subject to an upward adjustment after five years). The EQM Convertible Preferred Units have a one-year lock-up through April 10, 2020. Holders of the EQM Convertible Preferred Units may convert on a one-for-one basis to EQM common units any time after April 10, 2021.

(7)

On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are convertible on a one-for-one basis into common units of MPLX and are senior to the common units in terms of liquidation preference and priority of distributions. The MPLX Convertible Preferred Units pay a quarterly distribution at the higher of (a) $0.528125 per unit or (b) the distribution that the MPLX Convertible Preferred Units would receive on an as converted basis.

(8)	The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

(amounts in 000’s)

(UNAUDITED)

(9)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2019, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(10)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(11)

On August 27, 2019, Tallgrass Energy, LP (“TGE”) announced that it received a non-binding proposal from Blackstone Infrastructure Partners (“Blackstone”) to acquire all of the outstanding Class A shares not already owned by Blackstone for $19.50 per share in cash. TGE has formed a conflicts committee to consider the proposal.

(12)	The rate indicated is the yield as of August 31, 2019.

See accompanying notes to financial statements.